SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 29, 2003



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

          Missouri                  1-12619                   43-1766315
     (State or other              (Commission              (I.R.S. Employer
     Jurisdiction of              File Number)            Identification No.)
      Incorporation)

              800 Market Street, Suite 2900
                     St. Louis, MO                   63101
                (Address of principal              (Zip Code)
                  executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  7.     Exhibits.

Exhibit  99.1   Press  Release  dated  April  29,  2003


Item  9.     Regulation FD Disclosure.

In  a  press release dated April 29, 2003, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced its fiscal 2003 second quarter earnings. This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, on Form 8-K. The information is filed under Item 9 of Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:  April  29,  2003                     By:  /s/ T. G. Granneman
                                                 -------------------
                                                 T. G. Granneman
                                                 Duly Authorized Signatory and
                                                 Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit  99.1   Press  Release  dated  April  29,  2003